Exhibit 99.2

First Quarter 2007 Earnings Presentation June 7, 2007

Forward Looking Statements This presentation contains forward-looking statements with respect to our financial condition and business. All statements other than statements of historical fact made in this press release are forward-looking. Such forward-looking statements include, among others, those statements including the words "expect," "anticipate," "intend," believe," and similar language. These forward-looking statements involve certain risks and uncertainties. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others: (1) competitive pressure in our industry; (2) fluctuations in the price of steel, aluminum, and other raw materials; (3) changes in general economic conditions; (4) our dependence on the automotive industry (which has historically been cyclical) and on a small number of major customers for the majority of our sales; (5) pricing pressure from automotive industry customers and the potential for re-sourcing of business to lower-cost providers; (6) changes in the financial markets or our debt ratings affecting our financial structure and our cost of capital and borrowed money; (7) the uncertainties inherent in international operations and foreign currency fluctuations; (8) our ability to divest non-core assets and businesses and (9) the risks described in our most recent Annual Report on Form 10-K and our periodic statements filed with the Securities and Exchange Commission.

Agenda Company Overview & Highlights Curt Clawson, President, CEO & Chairman of the Board Global Wheel Group Fred Bentley, COO & President of Global Wheel Group Financial Review Jim Yost, Vice President of Finance & CFO

Never Compromise on Integrity, Safety, Quality or Customers BE A PREMIER AUTOMOTIVE SUPPLIER Be the lowest cost producer Have the best people in the industry Grow through maximizing our customer satisfaction Our Vision

Short Term Execution Goals for 2007 Execute operating plan Balance Sheet restructuring Extend lead in Global Wheels Positive free cash flow Status1 1 Status: green = achieved; yellow = in progress, on track; red = not on track

Execute Operating Plan First Quarter Financial Highlights Sales of $561M - up $58M or 11% International volume increase of $31M driven by strong steel and aluminum wheel sales US volume decrease of $27M primarily a result of the Huntington, IN wheels plant closure in 2006 and lower Big 3 production volumes of 8% in North America Earnings from Operations $20M - an increase of $13M Strong Q1 productivity Significant margin increase despite raw material price increases Free Cash Flow1 of ($5M) - down $17M Q1 2006 reflected significant one-time items Still on track for positive free cash flow in 2007 Liquidity $135M of liquidity as of April 30, 2007 Refinancing to provide $80M in additional liquidity 1 Excludes securitization and factoring programs

Ford 2006 World Excellence Award Specifically recognized Ostrava, Czech Republic steel wheel and Monterrey, Mexico brake facilities Recognition for achieving highest levels of performance in cost, quality, and delivery South African aluminum wheel operations named Toyota's Supplier of the Year Recognized by Toyota for it's continued high level of performance in all areas In addition, special recognition in the categories of delivery and quality performance Execute Operating Plan Customer Satisfaction Highlights

Execute Operating Plan Business Wins Business Wins Business Wins Secured $140M in new and carry-over business during the first quarter Continue to diversify customer mix Winning with Japanese and Korean OEM's 34% of wins with Asian OEM's Continue to win with European partners First quarter wins with Audi, Renault, VW and BMW

Balance Sheet Restructuring Rights Offering & Refinancing Equity rights offering and refinancing completed May 30, 2007 Equity rights offering Significantly oversubscribed by existing shareholders Reduces leverage and strengthens the balance sheet Debt refinancing Significant interest from both U.S. and European investors High demand for bonds and bank debt Recapitalization increasing shareholder value Recapitalization plan successfully completed

Execute Operating Plan - On track Significant improvement in Q1 results Continued strong productivity Balance Sheet Restructuring - Completed Provides substantial interest savings Extends debt maturities Aligns debt with assets and cash flow Extend Lead in Global Wheels - On track Strong volume growth Continued development in low cost regions Positive Free Cash Flow - On track Strong earnings and interest savings benefit remainder of year Summary

Balanced customer portfolio with focus on winning customers Invest to grow in selective international markets Build where customers are located Leverage global strength, competitive position, and technology lead Selective investment to grow the business HLI Strategy Growth in global aluminum wheel market Asian competition global risk Trend towards bigger wheels and brighter finishes More variety/smaller runs require supply chain flexibility Supply/Demand balance Trend towards stylized steel wheels Logistics plays large role in cost Global truck market very strong Situation Aluminum Wheels Steel Wheels Market - Global Wheel Strategy Leverage #1 global market position to extend lead in global wheels

Extend the Lead in Global Wheels Accomplishments Low Cost Regions Turkey truck and passcar steel plants at all time high production First phase of India truck expansion full Aluminum unit volume up 11% - driven by Turkey, Thailand, and Czech Republic Volume Wheels volume up 6% Low cost regions up 16% 2007 targeted to be most wheels produced in both steel pass car, steel truck and aluminum pass car Global Footprint is enabling strong growth

Extend the Lead in Global Wheels Next Steps in 2007 India Turkey Czech Republic Brazil Thailand Low Cost Regions South Africa Leveraging growth market with strategic capital investments Growth plans moving forward Thailand Aluminum Phase 2 expansion on track for mid summer start Turkey Aluminum Grows from 300k to 900k units of production Turkey Truck Capacity Expansion Start up in mid 2007 India Truck Wheel Expansions Phase 2 expansion Steel Pass Car Upgrade Czech - Start Up Q4 2007 Turkey - Growth over full year

Financial Review

Fiscal 2007 vs. Fiscal 2006 Financial Summary1 1 2006 financials have been adjusted to reflect Suspension as discontinued operations. Please see the appendix for the quarterly 2006 financials, excluding Suspension. 2 Please refer to the appendix for a reconciliation of this non-GAAP financial measure. ($ in millions)

2006 2007 Change $503 $561 $58 Volume Metal FX Other $4 $25 $2 Global Wheels $18M Components ($14M) Primarily aluminum pass-through pricing $27 Primarily mix Fiscal 2007 vs. Fiscal 2006 Change in Net Sales ($ in millions)

2006 2007 Change $20 $7 $13 Gross Profit Other MG&A/ R&D $15 ($4) $2 Productivity/Other $12M FX $2M Depreciation $2M Volume/price/mix ($1M) FX ($1M) Other ($3M) Fiscal 2007 vs. Fiscal 2006 Change in EBIT ($ in millions)

Fiscal 2007 VS Fiscal 2006 Segment Summary ($ in millions)

1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors. Fiscal 2007 VS Fiscal 2006 Free Cash Flow ($ in millions)

Balance Sheet Restructuring Debt Balances and Interest Rates Annual interest savings of $24 million* * Assumes Libor = 5.36% & Euribor = 4.12%

Capital Structure Capital Structure as of April 30, 2007 Pro Forma with Rights Offering & Refinancing ($ in millions) ($ in millions)

Liquidity Recapitalization increases liquidity by $80M

2007 Outlook Summary Continued strong Global Wheel performance Execution of operating plan on track Balance Sheet restructuring de-levers and improves liquidity Financial Outlook Sales of $2.2 billion Adjusted EBITDA between $200 - $210 million Capital expenditures between $90 - $95 million Positive Free Cash Flow

Appendix

Top Platforms Global Wheels Components OEM NAMEPLATE GM Silverado Chrysler Caravan Chrysler Caliber Chrysler Grand Cherokee Ford Fusion OEM NAMEPLATE Toyota Yaris Toyota Corolla Honda Civic GM Silverado GM Astra/Zafira Ford Crown Victoria Ford Fusion VW Polo/Fabia On 6 of the top 10 selling platforms in North America On 10 of the top 10 selling platforms in Europe

Non-GAAP Financial Information Adjusted EBITDA1 1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors. ($ in millions)

2006 Financials by Quarter The following financials have been updated to reflect Suspension as discontinued operations: ($ in millions)

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

Non-GAAP Financial Measures Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements or make corporate investments.